                                                                    EXHIBIT 99.2

                                   ONEOK, INC.

                   2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                                                               .
                                                                               .
                                                                               .

                                   ONEOK, INC.

                   2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                Table of Contents

                                                                                                                  Page
PURPOSE                                                                                                             1
PART A EXCESS RETIREMENT BENEFITS................................................................................   1
   ARTICLE I PURPOSE AND SCOPE OF PART A.........................................................................   1
   ARTICLE II ELIGIBILITY AND PARTICIPATION......................................................................   1
     2.1          ELIGIBILITY FOR SELECTION......................................................................   1
     2.2          SELECTION OF PART A PARTICIPANTS IN THE PLAN...................................................   2
     2.3          SCOPE OF PART A PARTICIPATION..................................................................   2
     2.4          ELECTION TO DEFER COMPENSATION.................................................................   2
   ARTICLE III EXCESS RETIREMENT BENEFIT.........................................................................   3
     3.1          EXCESS RETIREMENT BENEFIT......................................................................   3
     3.2          PAYMENT OF EXCESS RETIREMENT BENEFIT...........................................................   3
     3.3          SUBSEQUENT ELECTIONS; DEFERRED SERP BENEFIT COMMENCEMENT DATE..................................   4
     3.4          VESTING OF EXCESS RETIREMENT BENEFIT...........................................................   5
     3.5          DISABILITY.....................................................................................   5
     3.6          DEATH..........................................................................................   5
     3.7          NONQUALIFIED DEFERRED COMPENSATION PLAN REQUIREMENTS...........................................   5
   ARTICLE IV BENEFICIARY........................................................................................   5
   ARTICLE V LEAVE OF ABSENCE....................................................................................   5
   ARTICLE VI ADMINISTRATION OF PART A OF THE PLAN...............................................................   5
PART B SUPPLEMENTAL RETIREMENT BENEFITS..........................................................................   6
   ARTICLE I PURPOSE AND SCOPE OF PART B.........................................................................   6
   ARTICLE II ELIGIBILITY AND PARTICIPATION......................................................................   6
     2.1          ELIGIBILITY FOR SELECTION......................................................................   6
     2.2          SELECTION OF PART B PARTICIPANTS IN THE PLAN...................................................   6
     2.3          SCOPE OF PART B PARTICIPATION..................................................................   7
     2.4          DOCUMENTS, FORMS, CONFIRMING PARTICIPATION AND BENEFITS........................................   7
     2.5          ELECTION TO DEFER COMPENSATION.................................................................   7
   ARTICLE III SUPPLEMENTAL RETIREMENT BENEFIT...................................................................   7
     3.1          SUPPLEMENTAL RETIREMENT BENEFIT................................................................   7
     3.2          PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFIT.....................................................   9
     3.3          SUBSEQUENT ELECTIONS; DEFERRED SERP BENEFIT COMMENCEMENT DATE..................................  11
     3.4          VESTING OF SUPPLEMENTAL RETIREMENT BENEFIT.....................................................  11

     3.5          FORFEITABILITY OF RETIREMENT BENEFIT...........................................................  11
     3.6          DEATH OF PART B PARTICIPANT....................................................................  12
     3.7          NONQUALIFIED DEFERRED COMPENSATION PLAN REQUIREMENTS. .........................................  12
   ARTICLE IV BENEFICIARY........................................................................................  12
   ARTICLE V SUPPLEMENTAL RETIREMENT BENEFIT ADJUSTMENTS.........................................................  12
   ARTICLE VI LEAVE OF ABSENCE...................................................................................  12
   ARTICLE VII ADMINISTRATION OF PART B OF THE PLAN..............................................................  12
PART C PLAN ADMINISTRATION AND MISCELLANEOUS PROVISIONS..........................................................  13
   ARTICLE I PURPOSE AND SCOPE OF PART C.........................................................................  13
   ARTICLE II DEFINITIONS AND CONSTRUCTION.......................................................................  13
     2.1 DEFINITIONS.............................................................................................  13
     2.2          CONSTRUCTION...................................................................................  18
     2.3          PLAN PURPOSE...................................................................................  18
   ARTICLE III COMMITTEE.........................................................................................  18
     3.1          APPOINTMENT OF COMMITTEE.......................................................................  18
     3.2          COMMITTEE OFFICIALS............................................................................  19
     3.3          COMMITTEE ACTION...............................................................................  19
     3.4          COMMITTEE RULES AND POWERS.....................................................................  19
     3.5          RELIANCE ON CERTIFICATES, ETC..................................................................  19
     3.6          LIABILITY OF COMMITTEE.........................................................................  19
     3.7          DETERMINATION OF BENEFITS......................................................................  20
     3.8          INFORMATION TO COMMITTEE.......................................................................  20
   ARTICLE IV ADOPTION OF PLAN BY SUBSIDIARY, AFFILIATED OR ASSOCIATED COMPANIES.................................  20
   ARTICLE V SOURCE OF BENEFITS..................................................................................  20
     5.1          BENEFITS PAYABLE...............................................................................  20
     5.2          INVESTMENTS TO FACILITATE PAYMENT OF BENEFITS..................................................  20
     5.3          OWNERSHIP OF INSURANCE CONTRACTS...............................................................  21
     5.4          TRUST FOR PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFITS..........................................  21
   ARTICLE VI TERMINATION OF EMPLOYMENT..........................................................................  22
   ARTICLE VII TERMINATION OF PARTICIPATION......................................................................  22
   ARTICLE VIII TERMINATION, AMENDMENT, MODIFICATION, OR SUPPLEMENT OF THE PLAN..................................  22
     8.1          AMENDMENT OR TERMINATION.......................................................................  22
     8.2          RIGHTS AND OBLIGATIONS UPON AMENDMENT, TERMINATION.............................................  23
   ARTICLE IX TREATMENT OF BENEFITS..............................................................................  24
   ARTICLE X RESTRICTIONS ON ALIENATION OF BENEFITS..............................................................  24
   ARTICLE XI MISCELLANEOUS......................................................................................  24

11.1  Deferral of Compensation Requirements..........................................................  24
11.2  EXECUTION OF RECEIPTS AND RELEASES.............................................................  25
11.3  NO GUARANTEE OF INTERESTS......................................................................  25
11.4  COMPANY RECORDS................................................................................  25
11.5  EVIDENCE.......................................................................................  26
11.6  NOTICE.........................................................................................  26
11.7  CHANGE OF ADDRESS..............................................................................  26
11.8  EFFECT OF PROVISIONS...........................................................................  26
11.9  HEADINGS.......................................................................................  26
11.10 GOVERNING LAW..................................................................................  26
11.11 EFFECTIVE DATE.................................................................................  27

                                   ONEOK, INC.
                   2005 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                     PURPOSE

      The purpose of the ONEOK, Inc. 2005 Supplemental Executive Retirement Plan is to provide the specified benefits to employees who are in a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of ONEOK, Inc., and its subsidiaries, effective January 1, 2005. It is the intention of ONEOK, Inc. that the Plan and the particular benefits provided to individuals hereunder be administered as an unfunded deferred compensation and excess benefit plans established and maintained for a select group of management or highly compensated employees.

      This Plan is a new and separate plan, and except as otherwise expressly provided herein, is not a continuation, successor plan to, or an amendment or restatement of the preexisting and separate ONEOK, Inc. Supplemental Executive Retirement Plan, as terminated and frozen pursuant to the terms thereof, effective December 31, 2004 (hereinafter referred to as the "Prior Frozen SERP"). It is intended that no individual shall be entitled to benefit under the both the Prior Frozen SERP and this Plan.

      The Plan is intended to meet all requirements of Section 409A of the Code for compensation deferred under the Plan to not be includible in gross income of the Participant until actually paid or distributed pursuant to the Plan.

                       PART A EXCESS RETIREMENT BENEFITS

                                    ARTICLE I
                           PURPOSE AND SCOPE OF PART A

      The provisions of Part A of the Plan shall establish and provide excess retirement benefits to Employees of the Company who are (i) in a select group of management or highly compensated employees of the Company within the meaning of Sections 201(a)(7), 301(a)(9) and 401(a)(1) of ERISA, and (ii) selected to participate in Excess Retirement Benefits pursuant to the terms and provisions of this Part A of the Plan. The Excess Retirement Benefits provided to participants under Part A of the Plan are separate and independent from Supplemental Retirement Benefits provided under Part B of the Plan.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1   ELIGIBILITY FOR SELECTION.

      In order to be eligible to be selected as a Part A Participant in the Plan pursuant to Section 2.2 of this Article II, below, an Employee must be in a select group of management or highly compensated employees of the Company, as determined by the Chief Executive Officer, or the Committee in the case of the Chief Executive Officer, in the Chief Executive Officer's (or Committee's, as applicable)sole and absolute discretion.

      An eligible Employee may become a Part A Participant in the Plan only by being selected for participation pursuant to Section 2.2 of this Article II, below.

2.2 SELECTION OF PART A PARTICIPANTS IN THE PLAN. In order to participate in Part A of the Plan an eligible Employee must also be specifically selected by the Chief Executive Officer, or in the case of the Chief Executive Officer, by the Committee, to be a Part A Participant in the Plan, with such selection to be in the Chief Executive Officer's (or Committee's, as applicable) sole and absolute discretion. It is not intended by the Plan that every eligible Employee is required to be, or necessarily will be selected to be a Part A Participant in the Plan, and an eligible Employee who is not selected to be a Part A Participant pursuant to this Section 2.2, shall not be entitled to any benefit or payment under Part A of the Plan. The selection of any eligible Employee to be a Part A Participant in the Plan by the Chief Executive Officer/Committee, shall be confirmed in writing by a written instrument and/or memorandum in such form as is prescribed by the Committee which shall be maintained in the records of the Company.

      Provided, that no Employee who is a participant in the Prior Frozen SERP or entitled to receive any benefit or payment under the Prior Frozen SERP shall be selected to be a Part A Participant in the Plan; and it may be made a condition to the selection of an eligible Employee as a Part A Participant that such Employee shall have elected in writing to completely terminate his/her participation in the Prior Frozen SERP and waive all his/her entitlement to any benefit or payment under the Prior Frozen SERP; and notwithstanding anything otherwise provided herein, any eligible Employee who becomes a Part A Participant shall be deemed to consent and agree that his/her participation in Part A of the Plan shall supersede and cancel any entitlement he/she had to any benefit or payment under the Prior Frozen SERP.

2.3 SCOPE OF PART A PARTICIPATION. An Employee who is eligible and is selected to be a Part A Participant in the Plan shall, as a Part A Participant, be entitled solely to the rights and benefits provided under the terms of Part A of the Plan, and such eligibility and selection shall not entitle such Employee to participate in Part B of the Plan or to receive benefits thereunder; provided, that an Employee who is an Officer of the Company may be selected to be a Part A Participant and a Part B Participant under the Plan.

2.4 ELECTION TO DEFER COMPENSATION. Each Employee/Officer who becomes a Part A Participant in the Plan shall be required to sign and deliver to the Committee, or its designee, a written Election related to the payment of his/her Excess Retirement Benefit at the time or times specified by the Plan, including any voluntary or deemed Subsequent Elections that occur pursuant to the Plan subsequent to his/her Initial Participation Date. The written Election of a Part A Participant shall be made on or before the expiration of thirty (30) days after the Initial Participation Date of such Part A Participant, and if or to the extent any Part A Participant shall fail to sign and deliver such a written Election within that time and in the manner prescribed by the Committee he/she shall nevertheless be considered for all purposes, by reason of his/her participation in the Plan, to have made an Election at his/her Initial Participation Date to defer Compensation in the manner provided for in the Plan, and to have elected, agreed and consented to, and to make any elections, whether upon his/her Initial Participation Date or thereafter in accordance with and subject to the terms and provisions of the Plan, including without limitation, any Subsequent Elections as provided for pursuant to Article III of this Part A, below.

                                   ARTICLE III
                            EXCESS RETIREMENT BENEFIT

3.1 EXCESS RETIREMENT BENEFIT. The Company shall pay to each Part A Participant the vested Excess Retirement Benefit attributable to a Part A Participant's annual eligible compensation under the Retirement Plan that is in excess of the limitations on such Part A Participant's Retirement Plan benefits contained in Code Sections 401(a)(17) and 415(b). The Excess Retirement Benefit will be computed by applying the same benefit formula, vesting provisions, and early retirement provisions as are in and apply to the Part A Participant's Retirement Plan Benefit under the Retirement Plan.

3.2 PAYMENT OF EXCESS RETIREMENT BENEFIT. A. A. Subject to paragraphs B, C, D and E of this Section 3.2, below, the Excess Retirement Benefit shall be paid to the Part A Participant entitled thereto or his/her Beneficiary, commencing on his/her Normal SERP Benefit Commencement Date, and thereafter at the same time and in the same form of benefit, and actuarially adjusted to the same extent, as the corresponding Retirement Plan Benefit of such Part A Participant (or Beneficiary, if applicable) is paid under the Retirement Plan.

            B. Provided, that except in the case of and to the extent of a Key Employee Required Deferral, a Part A Participant shall be entitled to make a Subsequent Election to change the date of distribution and payment of his/her Excess Retirement Benefit from his/her Normal SERP Benefit Commencement Date to the Deferred SERP Benefit Commencement Date resulting from such election, if:

      (i) he/she does not commence receiving payment of his/her Retirement Plan Benefit on or before his/her Normal SERP Benefit Commencement Date,

      (ii) he/she makes a corresponding Subsequent Election with respect to the Supplemental Retirement Benefit, if any, he/she is entitled to under Part B of the Plan, and

      (iii) he/she delivers a written notification of such Subsequent Election to the Committee, or its designee, in the form it prescribes, not less than twelve (12) months prior to his/her Normal SERP Benefit Commencement Date.

      The Committee, in its discretion, may allow a Part A Participant to make a Subsequent Election as to any Deferred SERP Benefit Commencement Date established for the payment of his/her Excess Retirement Benefit under and subject to the same conditions and requirements as set forth above in this paragraph 3.2.B.

      Provided, that notwithstanding the foregoing, a Subsequent Election deferral will always occur pursuant to a Part A Participant's initial Election in any case in which he/she does not commence receiving his/her Retirement Plan Benefit on his/her Normal SERP Benefit Commencement Date, or on or before a Deferred SERP Benefit Commencement

      Date, in accordance with paragraph D of this Section 3.2, below, notwithstanding that no other written notification is delivered by him/her pursuant to the foregoing provisions.

            C. Notwithstanding anything otherwise provided in the Plan or in any Election or Subsequent Election of a Part A Participant, any Subsequent Election made under the Plan shall result in the first payment with respect to which such Subsequent Election is made being deferred for a period of five (5) years from the date such payment would otherwise have been made; the payment and distribution of any Excess Retirement Benefit and any Supplemental Retirement Benefit to which a Part A Participant is entitled under the Plan shall in all cases be made simultaneously; and the payment and distribution of such Excess Retirement Benefit and Supplemental Retirement Benefit shall in no case commence or be made prior to the commencement of payment of such Part A Participant's Retirement Plan Benefit.

            D. Provided, further, that if the payment of the Retirement Plan Benefit to which a Part A Participant is entitled for any reason does not commence on or before his/her Normal SERP Benefit Commencement Date, or a then existing Deferred SERP Benefit Commencement Date established for such Part A Participant under the Plan, then in such event, subject to compliance with all nonqualified deferred compensation plan requirements governing the Plan under Section 3.7, below, such Part A Participant's initial Election shall be followed and shall be deemed for all purposes to be a Subsequent Election and to change the date of distribution and payment of his/her Excess Retirement Benefit to a subsequent Deferred SERP Benefit Commencement Date resulting from such Subsequent Election.

            E. If a Part A Participant does not commence receiving his Retirement Plan Benefit on his Normal SERP Benefit Commencement Date, and a Deferred SERP Benefit Commencement Date is established for the payment of his/her Excess Retirement Benefit, then upon commencement of payment of his/her Excess Retirement Benefit on a Deferred SERP Benefit Commencement Date such Part A Participant shall be entitled to receive an Excess Retirement Benefit Catch-Up Payment on that Deferred SERP Benefit Commencement Date, if and to the extent the payment of his/her Retirement Plan Benefit has commenced prior to such Deferred SERP Benefit Commencement Date.

            F. If a Part A Participant is a Key Employee his/her Excess Retirement Benefit shall not commence being paid until after the end of the Key Employee Required Deferral Period. In such a case the Part A Participant shall receive a Key Employee Catch-Up Payment at the end of the Key Employee Required Deferral Period and thereafter receive Excess Retirement Benefit monthly payments in accordance with the Plan.

3.3 SUBSEQUENT ELECTIONS; DEFERRED SERP BENEFIT COMMENCEMENT DATE. Notwithstanding anything to the contrary provided herein, if a Part A Participant makes a Subsequent Election or is deemed to have made a Subsequent Election to change the time of distribution or payment of such Part A Participant's Excess Retirement Benefit the Subsequent Election shall result in a Deferred SERP Benefit Commencement Date being established for such Part A Participant based upon the time of such Subsequent Election.

      A Part A Participant's initial Election shall include his/her consent and agreement, to all terms and provisions of the Plan with respect to any Subsequent Election and the effect thereof with respect to the time and form of payment of any Excess Retirement Benefit he/she is entitled to receive under the Plan.

3.4 VESTING OF EXCESS RETIREMENT BENEFIT. A Part A Participant's Excess Retirement Benefit shall unconditionally vest in such Participant and become nonforfeitable upon such Part A Participant's completion of five
      (5) Years of Service; provided, that the Excess Retirement Benefit shall not be vested and nonforfeitable upon Retirement if the Group A Participant has not completed five (5) Years of Service.

3.5 DISABILITY. If a Part A Participant shall become Totally and Permanently Disabled prior to Retirement and such total disability continues for more than six (6) months, such Participant shall be entitled to receive an Excess Retirement Benefit in the form and at the time he/she is entitled to his/her Retirement Plan Benefit.

3.6 DEATH. In event of the death of a Part A Participant prior to his/her Retirement, the Excess Retirement Benefit of such Part A Participant shall be paid in the form and at the time his/her Retirement Plan Benefit is paid to his/her Beneficiary after his/her death.

3.7 NONQUALIFIED DEFERRED COMPENSATION PLAN REQUIREMENTS. Notwithstanding anything to the contrary expressed or implied herein, the deferral of all Compensation under this Plan shall be subject to the requirements set forth in Article XI, Section 11.1 of Part C of the Plan.

                                   ARTICLE IV
                                   BENEFICIARY

      The Beneficiary of a Part A Participant's Excess Retirement Benefit shall be the beneficiary of such Part A Participant's corresponding Retirement Plan Benefit.

                                   ARTICLE V
                                LEAVE OF ABSENCE

      If a Part A Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Part A Participant's participation in Part A of the Plan shall remain in effect.

                                   ARTICLE VI
                      ADMINISTRATION OF PART A OF THE PLAN

      Except as otherwise expressly provided herein, this Part A of the Plan shall be administered pursuant to the provisions of Part C of the Plan.

                    PART B SUPPLEMENTAL RETIREMENT BENEFITS

                                   ARTICLE I
                           PURPOSE AND SCOPE OF PART B

      The provisions of Part B of the Plan shall establish and provide supplemental retirement benefits to employees who are (i) in a select group of management or highly compensated employees of the Company within the meaning of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, (ii) Officers of the Company, and (iii) selected to participate in and receive Supplemental Retirement Benefits pursuant to the terms and provisions of this Part B of the Plan. The Supplemental Retirement Benefits provided to participants under Part B of the Plan are separate and independent from Excess Retirement Benefits provided under Part A of the Plan.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1 ELIGIBILITY FOR SELECTION. In order to be eligible to be selected as a Part B Participant in the Plan, pursuant to Section 2.2 of this Article II, below, an Employee must be an Officer of the Company, who is in a select group of management or highly compensated employees of the Company, as determined by the Chief Executive Officer, or in the case of the Chief Executive Officer, by the Committee, in the Chief Executive Officer's (or Committee's, as applicable) sole and absolute discretion. An eligible Employee/Officer may become a Part B Participant in the Plan only by being selected pursuant to Section 2.2 of this Article II, below.

2.2 SELECTION OF PART B PARTICIPANTS IN THE PLAN. In order to participate in Part B of the Plan an eligible Employee/Officer must also be specifically selected by the Chief Executive Officer, or in the case of the Chief Executive Officer, by the Committee, to be a Part B Participant in the Plan., with such selection to be in the Chief Executive Officer's (or Committee's, as applicable) sole and absolute discretion. It is not intended by the Plan that every eligible Employee/Officer is required to be, or necessarily will be selected to be a Part B Participant in the Plan, and an eligible Employee/Officer who is not selected to be a Part B Participant in the Plan, pursuant to this Section 2.2 shall not be entitled to any benefit or payment under Part B of the Plan. An Employee/Officer is who is so selected, shall, as a condition to participation, complete and return to the Committee a duly executed written instrument confirming his/her participation in Part B of the Plan under the terms and conditions thereof, at the time and in the form prescribed by the Committee.

      Provided, that no Employee/Officer, and who is a participant in the Prior Frozen SERP or entitled to receive any benefit or payment under the Prior Frozen SERP shall be selected to be a Part B Participant in the Plan; and it may be made a condition to the selection of an eligible Employee/Officer to be a Part B Participant that he/she shall have elected in writing to completely terminate his/her participation in the Prior Frozen SERP and waive all his/her entitlement to any benefit or payment under the Prior Frozen SERP; and notwithstanding anything otherwise provided herein, any eligible Employee/Officer who becomes a Part B Participant shall be deemed to consent to and agree that his/her participation in Part B of the Plan shall supersede and cancel any entitlement he/she had to any benefit or payment under the Prior Frozen SERP.

2.3 SCOPE OF PART B PARTICIPATION. An Employee/Officer who is eligible and is selected to be a Part B Participant in the Plan shall as a Part B Participant be entitled solely to the rights and benefits provided under Part B of the Plan, and such eligibility and participation shall not entitle such Employee/Officer to participate in Part A of the Plan or receive any benefit thereunder; provided, that an Employee/Officer may become a Part B Participant and a Part A Participant under the Plan.

2.4 DOCUMENTS, FORMS, CONFIRMING PARTICIPATION AND BENEFITS. An Employee/Officer's participation in Part B of the Plan may be confirmed in writing in one or more written instruments in such form as the Committee, in its sole discretion, prescribes, and which may, without limitation, include written forms, agreements or other instruments made or signed to confirm that an Employee/Officer acknowledges and accepts the terms and provisions of the Plan, or to confirm adjustments in determination of a Part B Participant's Supplemental Retirement Benefit pursuant to Article V of Part B of the Plan.

2.5 ELECTION TO DEFER COMPENSATION. Each Employee/Officer who becomes a Part B Participant in the Plan shall be required to sign and deliver to the Committee, or its designee, a written Election related to the payment of his/her Supplemental Retirement Benefit at the time or times specified by the Plan, including any voluntary or deemed Subsequent Elections that occur pursuant to the Plan subsequent to his/her Initial Participation Deferral Date. The written Election of a Part B Participant shall be made on or before the expiration of thirty (30) days after the Initial Participation Date of such Part A Participant, and if or to the extent any Part B Participant shall fail to sign and deliver such written Election within that time and in the manner prescribed by the Committee he/she shall nevertheless be considered for all purposes, by reason of his/her participation in the Plan, to have made an Election at his/her Initial Participation Date to defer compensation in the manner provided for in the Plan, and to have elected, agreed and consented to, and to have made any elections, whether upon his/her Initial Participation Date or thereafter in accordance with and subject to the terms and provisions of the Plan, including without limitation, any Subsequent Elections, as provided for pursuant to Article III of this Part B, below.

                                  ARTICLE III
                         SUPPLEMENTAL RETIREMENT BENEFIT

3.1   SUPPLEMENTAL RETIREMENT BENEFIT.

            A. General. Subject to Section 3.1.D. of this Article III, below, the Company shall pay or cause to be paid to such Part B Participant a Supplemental Retirement Benefit, which shall be a monthly amount which when combined with the Retirement Plan Benefit and existing pension benefits payable to the Part B Participant under the Retirement Plan will be equal to the product of the Part B Participant's Final Average Earnings, multiplied by the Part B Participant's Benefit Factor Percentage at his/her

      Retirement under the Table in Section 3.1.B. of this Article III, below, and then multiplied by the Part B Participant's Service Factor Percentage at his/her Retirement under the Table in Section 3.1.C. of this Article III, below; subject to adjustment and reduction, if applicable, pursuant to Section 3.1.E. of this Article III, below.

               If an executed Plan Agreement by and between the Part B Participant and the Company is not executed, or an executed Plan Agreement of a Part B Participant does not state or specify a different amount, form and time of payment of a Part B Participant's Supplemental Retirement Benefit, then the Part B Participant shall be entitled to receive a Supplemental Retirement Benefit in accordance with this Section 3.1.

            B. Benefit Factor Percentage. A Part B Participant's Benefit Factor Percentage shall be based upon his/her age at his/her Retirement, as follows:

Retirement Age               Benefit Factor Percentage
--------------               -------------------------
50 & under                               50%
    51                                   51%
    52                                   52%
    53                                   53%
    54                                   54%
    55                                   55%
    56                                   56%
    57                                   57%
    58                                   58%
    59                                 58.5%
    60                                   59%
    61                                 59.5%
    62                                   60%
    63                                   60%
    64                                   60%
65 & over                                60%

            C. Service Factor Percentage. A Part B Participant's Service Factor Percentage shall be based upon his/her completed Years of Service at his/her Retirement, as follows:

Years of Service              Service Factor Percentage
----------------              -------------------------
    1                                    5%
    2                                   10%
    3                                   15%
    4                                   20%
    5                                   25%
    6                                   30%
    7                                   35%
    8                                   40%
    9                                   45%

Years of Service              Service Factor Percentage
----------------              -------------------------
    10                                  50%
    11                                  55%
    12                                  60%
    13                                  65%
    14                                  70%
    15                                  75%
    16                                  80%
    17                                  85%
    18                                  90%
    19                                  95%
20 & over                              100%

            D. Excess Retirement Benefit Offset. If a Part B Participant is also a Part A Participant under the Plan and entitled to receive an Excess Retirement Benefit under Part A of the Plan, the Supplemental Retirement Benefit of such Part B Participant shall be offset and reduced by an amount equal to such Excess Retirement Benefit, whichever is payable to such Part B Participant pursuant to Part A of the Plan.

            E. Adjustment of Retirement Benefit Payments; Early Commencement. The amount of a Part B Participant's Supplemental Retirement Benefit payments will be reduced by reason of early commencement of payment thereof, based on the following table depending upon the Part B Participant's age when Supplemental Retirement Benefit payments to the Part B Participant commence:


Part B Participant           Early Commencement Reduced
Age At Commencement           Payout Percentage Factor
-------------------          --------------------------
Under 50                                 0
   50                                   50%
   51                                   55%
   52                                   60%
   53                                   65%
   54                                   70%
   55                                   75%
   56                                   80%
   57                                   85%
   58                                   90%
   59                                   95%
   60                                   97%
   61                                   99%
62 & over                              100%

3.2 PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFIT. A. A. Subject to paragraphs B, C, D and E of this Section 3.2, below, the Supplemental Retirement Benefit shall be paid to the Part

      B Participant entitled thereto or his/her Beneficiary, commencing on his/her Normal SERP Benefit Commencement Date, at the same time and in the same form of benefit, and actuarially adjusted to the same extent, as the corresponding Retirement Plan Benefit of such Part B Participant (or Beneficiary, if applicable) is paid under the Retirement Plan.

            B. Provided, that except in the case of and to the extent of a Key Employee Required Deferral, a Part B Participant shall be entitled to make a Subsequent Election to change the date of distribution and payment of his/her Supplemental Retirement Benefit from his/her Normal SERP Benefit Commencement Date to the Deferred SERP Benefit Commencement Date resulting from such election, if :

      (i) he/she does not commence receiving his/her Retirement Plan Benefit on or before his/her Normal SERP Benefit Commencement Date,

      (ii) he/she makes a corresponding Subsequent Election with respect to the Excess Retirement Benefit, if any, he/she is entitled to under Part A of the Plan, and

      (iii) he/she delivers a written notification of such Subsequent Election to the Committee, or its designee, in the form it prescribes, not less than twelve (12) months prior to his/her Normal SERP Benefit Commencement Date.

      The Committee, in its discretion, may allow a Part B Participant to make a Subsequent Election as to any Deferred SERP Benefit Commencement Date established for payment of his/her Supplemental Retirement Benefit under and subject to the same conditions and requirements as set forth above in this Section 3.2.B.

      Provided, that notwithstanding the foregoing, a Subsequent Election deferral will always occur pursuant to a Part B Participant's initial Election in any case in which he/she does not commence receiving his/her Retirement Plan Benefit on his/her Normal SERP Benefit Commencement Date, in accordance with such Election and paragraph D, of this Section 3.2, below, notwithstanding that no other written notification is delivered by him/her pursuant to the foregoing provisions.

            C. Nothwithstanding anything to the contrary otherwise provided in the Plan or in any Election or Subsequent Election of a Part B Participant, any Subsequent Election made under the Plan shall result in the first payment with respect to which such Subsequent Election is made being deferred to a Deferred SERP Benefit Commencement Date that is for a period of five (5) years from the date such payment would otherwise have been made; the payment and distribution of any Supplemental Retirement Benefit and any Excess Retirement Benefit to which a Part B Participant is entitled under the Plan shall in all cases be made simultaneously; and the payment and distribution of such Supplemental Retirement Benefit and Excess Retirement Benefit shall in no case commence or be made prior to the commencement of payment of such Part B Participant's Retirement Plan Benefit.

            D. Provided, further, that if the payment of the Retirement Plan Benefit to which a Part B Participant is entitled for any reason does not commence on or before a then existing Deferred SERP Benefit Commencement Date, or a then existing Deferred SERP Benefit Commencement Date established for such Part B Participant under the Plan, then in such event, subject to compliance with all nonqualified deferred compensation plan requirements governing the Plan under Section 3.7, below, such Part B Participant's initial Election shall be followed and shall be deemed for all purposes to be a Subsequent Election to change the date of distribution and payment of his/her Supplemental Retirement Benefit to a subsequent Deferred SERP Benefit Commencement Date resulting from such Subsequent Election.

            E. If a Part B Participant does not commence receiving his Retirement Plan Benefit on his/her Normal SERP Benefit Commencement Date, and a Deferred SERP Benefit Commencement Date is established for the payment of his/her Supplemental Retirement Benefit, then upon commencement of payment of his/her Supplemental Retirement Benefit on his/her Deferred SERP Benefit Commencement Date such Part B Participant shall be entitled to receive a Supplemental Retirement Benefit Catch-Up Payment on that Deferred SERP Benefit Commencement Date, if and to the extent the payment of his/her Retirement Plan Benefit has commenced prior to such Deferred SERP Benefit Commencement Date.

            F. If a Part B Participant is a Key Employee his/her Supplemental Retirement Benefit shall not commence being paid until after the end of the Key Employee Required Deferral Period. In such case the Part B Participant shall receive a Key Employee Catch-Up Payment at the end of the Key Employee Required Deferral Period and thereafter receive Supplemental Retirement Benefit monthly payments in accordance with the Plan.

3.3 SUBSEQUENT ELECTIONS; DEFERRED SERP BENEFIT COMMENCEMENT DATE. Notwithstanding anything to the contrary provided herein, if a Part B Participant makes a Subsequent Election or is deemed to have made a Subsequent Election to change such time of distribution or payment of such Part B Participant's Supplemental Retirement Benefit that Subsequent Election shall result in a Deferred SERP Benefit Commencement Date being established for such Part B Participant based upon the time of such Subsequent Election. A Part B Participant's initial Election shall include his/her consent and agreement, to all terms and provisions of the Plan with respect to any Subsequent Election and the effect thereof with respect to the time and form of payment of any Supplemental Retirement Benefit he/she is entitled to receive under the Plan.

3.4   VESTING OF SUPPLEMENTAL RETIREMENT BENEFIT. Subject to Sections 3.6 and
      3.7 of this Article III, below, a Part B Participant's Supplemental Retirement Benefit shall unconditionally vest in such Part B Participant and become nonforfeitable upon the Part B Participant's completion of five
      (5) Years of Service; provided that the Supplemental Retirement Benefit shall not vest in a Part B Participant at the time of, or by reason of his/her Retirement or under any other circumstance if he/she has not completed five (5) Years of Service.

3.5 FORFEITABILITY OF RETIREMENT BENEFIT. Notwithstanding any provision to the contrary expressed or implied herein, a Part B Participant's right to receive a Supplemental Retirement Benefit under the Plan and such Part B Participant's Plan Agreement shall be forfeited to the extent that such Supplemental Retirement Benefit has not vested as described in Section 3.4 and the Part B Participant's Plan Agreement.

3.6 DEATH OF PART B PARTICIPANT. In the event of the death of a Part B Participant prior to Retirement, an amount equal to fifty-five percent (55%) of his/her vested Supplemental Retirement Benefit shall be paid to his/her Beneficiary in the form and at the time his/her Retirement Plan Benefit is paid after his/her death.

3.7 NONQUALIFIED DEFERRED COMPENSATION PLAN REQUIREMENTS. Notwithstanding anything to the contrary expressed or implied herein, the deferral of all Compensation under this Plan shall be subject to the requirements set forth in Article XI, Section 11.1 of Part C of the Plan.

                                   ARTICLE IV
                                   BENEFICIARY

      The Beneficiary of a Part B Participant's Supplemental Retirement Benefit shall be the beneficiary of such Part B Participant's Retirement Plan Benefit.

                                   ARTICLE V
                   SUPPLEMENTAL RETIREMENT BENEFIT ADJUSTMENTS

      The Committee shall be authorized to make and apply special adjustments in determining the amount of a Part B Participant's Supplemental Retirement Benefit. Such adjustments may be made from time to time by the Committee for any Part B Participant, and may include, without limitation, the granting or deemed accrual of additional Years of Service, the waiver of an offset of retirement benefits provided by a prior employer, or such other adjustments as the Committee determines, in its sole discretion; provided, however, that no such adjustment shall be effective until it is made and expressly acknowledged in writing by the Committee.

                                   ARTICLE VI
                                LEAVE OF ABSENCE

      If a Part B Participant is authorized by the Company for any reason, including military, medical, or other, to take a leave of absence from employment, such Part B Participant's Plan Agreement shall remain in effect.

                                  ARTICLE VII
                      ADMINISTRATION OF PART B OF THE PLAN

      Except as otherwise expressly provided herein, this Part B of the Plan shall be administered pursuant to the provisions of Part C of the Plan.

                                     PART C
                PLAN ADMINISTRATION AND MISCELLANEOUS PROVISIONS

                                   ARTICLE I
                           PURPOSE AND SCOPE OF PART C

      The purpose of Part C of the Plan is to establish and provide certain provisions governing the administration, and interpretation and application of all the provisions of the Plan. Unless otherwise expressly indicated, the terms and provisions of Part C of the Plan shall be applicable to Part A, Part B and Part C of the Plan.

                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

2.1 DEFINITIONS. For purposes of Parts A, B and C of the Plan, the following phrases or terms shall have the indicated meanings unless otherwise clearly apparent from the context:

            A. "Base Cash Compensation" shall mean the regular monthly salary paid to a Participant by the Company before any deductions or exclusions for taxes or other purposes, and excluding any vehicle allowance, incentives, commissions and any other special pay.

            B. "Beneficiary" shall mean the individual or individuals, or any trust or trusts, or the estate of a Participant entitled to receive any benefits in accordance with the terms of the Plan.

            C. "Board of Directors" shall mean the Board of Directors of ONEOK, Inc., unless otherwise indicated or the context otherwise requires.

                  (A) "Change in Control" shall mean to the extent provided by
               Treasury Regulations issued under Code Section 409A, a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company.

            D. "Code" shall mean the Internal Revenue Code of 1986, as amended.

            E. "Committee" shall mean the Executive Compensation Committee of the Board of Directors or such other Committee appointed to manage and administer the Plan and individual Plan Agreements in accordance with the provisions of Article III of this Part C of the Plan.

            F. "Company" shall mean ONEOK, Inc., an Oklahoma corporation, or any division or subsidiary thereof.

            G. "Compensation" shall mean the Base and Short-Term Incentive Cash Compensation from the Company paid to or deferred by a Participant during a calendar year.

            H. "Deferred Compensation" shall mean any Excess Retirement Benefit or Supplemental Retirement Benefit to be paid to a Participant pursuant to the Plan.

            I. "Deferred Excess Retirement Benefit Payment" shall mean the amount of any monthly Excess Retirement Benefit that is not paid to a Part A Participant for any month during such Part A Participant's SERP Retirement Benefits Deferral Period.

            J. "Deferred Retirement Plan Benefit Commencement Date" shall mean a Retirement Plan Benefit Commencement Date that is later than a Participant's Normal SERP Benefit Commencement Date.

            K. "Deferred Retirement Plan Benefit Election Date" shall mean the date a Participant elects a Deferred Retirement Plan Benefit Commencement Date.

            L. "Deferred SERP Benefit Commencement Date" shall mean with respect to a Part A Participant or Part B Participant, the date that is five (5) years after such Participant's Normal SERP Benefit Commencement Date, or any existing Deferred SERP Benefit Commencement Date established under the Plan with respect to such Participant, as to which the Participant has made a Subsequent Election under the terms and provisions of the Plan.

            M. "Deferred Supplemental Retirement Benefit Payment" shall mean the amount of any monthly Supplemental Retirement Benefit that is not paid to a Part B Participant for any month during such Part B Participant's Supplemental Retirement Benefits Deferral Period.

            N. "Disabled" shall mean that a Participant is unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve
      (12) months, or is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering Employees of the Company.

            O. "Effective Date" shall mean the effective date of the Plan, January 1, 2005.

            P. "Election" shall mean the initial Election of a Participant to defer Deferred Compensation to the Participant for services performed for a Plan Year or other period pursuant to the Plan, which shall be on or before the expiration of thirty (30) days after the Initial Participation Date of such Participant.

            Q. "Election Date" shall mean the date of the Election of a Part A Participant or Part B Participant that is made or deemed made pursuant to the terms of the Plan.

            R. "Employee" shall mean any person who is in the regular full-time employment of the Company or is on authorized leave of absence therefrom, as determined by the personnel rules and practices of the Company. The term does not include persons who are retained by the Company solely as consultants or under contract.

            S. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            T. "Excess Retirement Benefit" shall mean an amount equal the difference between (i)the Retirement Plan Benefit to which the Part A Participant would be entitled under the Retirement Plan if such Retirement Plan Benefit was computed without the restrictions or limitations imposed by Sections 401(a)(17) and 415(b) of the Code as now or hereafter in effect, less (ii) the amount of Retirement Plan Benefit payable to the Part A Participant under the Retirement Plan.

            U. "Excess Retirement Benefit Catch-Up Payment" means a payment equal to the amount of each monthly Deferred Excess Retirement Benefit Payment, if any, to which a Part A Participant is entitled between the such Part A Participant's Retirement Plan Benefit Commencement Date and his/her Deferred SERP Benefit Commencement Date.

            V. "Final Average Earnings" shall mean the average of the highest thirty-six (36) consecutive months Compensation during the last sixty (60) month period of an Employee's employment with the Company.

            W. "Fixed Schedule" shall mean the distribution or payment of compensation deferred under the Plan in a fixed schedule of distributions or payments that are determined and fixed at the time the deferral of such Compensation is first elected by the Participant.

            X. "Initial Participation Date" shall mean the date an Employee or Officer first becomes a Part A Participant and/or Part B Participant in the Plan.

            Y. "Key Employee" shall mean an Employee who is (i) an officer of the Company having annual Compensation greater than $130,000 (adjusted for inflation at the same time and in the same manner as is provided for in Code Section 416(i) and limited to 50 Employees of the Company, (ii) a 5-percent owner of the Company, and (iii) a 1-percent owner of the Company having annual Compensation from the Company greater than $150,000.

            Z. "Key Employee Catch-Up Payment" shall mean a lump sum payment equal to all regularly scheduled Excess Retirement Benefit and/or Supplemental Retirement Benefit monthly payments to which an Part A Participant or Part B Participant is entitled to under the Plan but which are not paid on and after the commencement of payment of his/her Retirement Plan Benefit because of a Key Employee Required Deferral Period.

            AA. "Key Employee Required Deferral Period" shall mean the deferral of payment and distribution of an Excess Retirement Benefit or a Supplemental Retirement Benefit with respect to a Part A Participant or Part B Participant, respectively, until a date which is six (6) months after the date of the Separation from Service of such Participant.

            BB. "Normal SERP Benefit Commencement Date" shall mean as to any Part A Participant or Part B Participant, the first day of the calendar month next following the date of occurrence of both (i) such Participant's Separation from Service with the Company, and (ii) such Participant's attainment of age fifty (50).

            CC. "Officer" shall mean a person who is an elected officer of the Company.

            DD. "Part A Participant" shall mean an Employee who is selected to participate in Part A of the Plan in accordance with the provisions of
      Article II of Part A of the Plan.

            EE. "Part B Participant" shall mean an Employee who is selected and elects to participate in Part B of the Plan in accordance with the provisions of Article II of Part B of the Plan.

            FF. "Performance-Based Compensation shall mean Compensation that is conditioned upon or subject to meeting certain requirements similar to those under Code Section 162(m), as more particularly provided for in Treasury Regulations issued under Code Section 409A.

            GG. "Plan Agreement" shall mean a form of written agreement which is entered into by and between the Company and an Employee selected to become a Participant as a condition to participation in the Plan as provided in Sections 2.2 and 2.4 of Article II of Part B of the Plan.

            HH. "Plan" shall mean this ONEOK, Inc. 2005 Supplemental Executive Retirement Plan as embodied herein and as amended from time to time.

            II. "Prior Frozen SERP" shall mean the separate preexisting ONEOK, Inc. Supplemental Executive Retirement Plan, terminated and frozen by the Board of Directors effective December 31, 2004.

            JJ. "Rabbi Trust" shall mean the trust created to hold assets which will be used to pay the benefits provided hereunder, as provided in
      Section 5.4 of Article V of this Part C of the Plan.

            KK. "Retirement" and "Retire" shall mean termination of an Employee's employment with the Company, other than termination of employment as a result of death of the Employee, irrespective of whether or not the Employee is considered to have retired under the Retirement Plan or for any other purpose at the time of his/her termination of employment with the Company.

            LL. "Retirement Age" shall mean the retirement age of a Participant specified in the Participant's Plan Agreement and the Plan.

            MM. "Retirement Plan" shall mean the Retirement Plan for Employees of ONEOK, Inc. and Subsidiaries.

            NN. "Retirement Plan Benefit" shall mean the benefit or benefits to which a Part B Participant is entitled under the Retirement Plan.

            OO. "Retirement Plan Benefit Commencement Date" means the date a Participant commences receiving payments of his/her Retirement Benefits under the Retirement Plan.

            PP. "Separation from Service" shall mean the termination of a Participant's employment with the Company.

            QQ. "SERP Retirement Benefits Payments Deferral Period" means the period of time commencing on a Part A Participant's or a Part B Participant's Retirement Plan Benefit Commencement Date and ending on such Part B Participant's Deferred SERP Benefit Commencement Date.

            RR. "Service" shall mean employment of a Participant by the Company as a regular full-time employee.

            SS. "Short-Term Incentive Cash Compensation" shall mean any payment by the Company under the ONEOK, Inc. Annual Employee Incentive Plan, the ONEOK, Inc. Annual Officer Incentive Plan, or any other incentive or commission plan established by the Company to pay employees additional cash compensation to reward performance, except that any payment by the Company under the ONEOK Energy Services Company, II Incentive Plan shall not be considered or treated as Short-Term Incentive Cash Compensation.

            TT. "Specified Time" shall mean a specified date at which Deferred Compensation deferred by a Participant pursuant to the Plan is required to be distributed or paid and which is specified at the time the deferral of such Deferred Compensation is initially elected by the Participant.

            UU. "Subsequent Election" shall mean an election made by a Participant with respect to the time or form of distribution of payment Deferred Compensation deferred under the Plan that is made at any time after his/her Election with respect to such Deferred Compensation.

            VV. "Supplemental Retirement Benefit" shall mean the supplemental retirement benefit to be paid to a Part B Participant pursuant to Article III and other applicable provisions of Part B of the Plan.

            WW. "Supplemental Retirement Benefit Catch-Up Payment" means a payment equal to the amount of each monthly Deferred Supplemental Retirement Benefit Payment, if any, to which a Part B Participant is entitled and which is not paid to such Part B Participant during the period between such Part B Participant's Retirement Plan Benefit Commencement Date and his/her Deferred SERP Benefit Commencement Date.

            XX. "Totally and Permanently Disabled" means when, on the basis of medical evidence, it is determined that a Participant:

               (a) is totally disabled so as to be prevented from any comparable employment with the Company, including a disability resulting from an occupational cause; and

               (b) will be disabled permanently.

            YY. "Unforeseeable Emergency" shall mean a sever financial hardship to the Participant resulting from illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary circumstances arising as a result of events beyond the control of the Participant, and it is intended and directed with respect to any such Unforeseeable Emergency that any amounts distributed under the Plan by reason thereof shall not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent tow which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship. -

            ZZ. "Years of Service" shall include each full year, but not any portion of a year, during which the Participant has been employed by the Company or any division or subsidiary thereof.

2.2 CONSTRUCTION. The singular when used herein may include the plural unless the context clearly indicates to the contrary. The words "hereof", "herein", "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. Whenever the words "Article" or "Section" are used in the Plan, or a cross reference to an "Article" or "Section" is made, the Article or Section referred to shall be an Article or Section of the same Part of the Plan unless otherwise specified.

2.3 PLAN PURPOSE. The Plan is intended to be an unfunded deferred compensation, excess and supplemental retirement benefit plan established and maintained for a select group of management and highly compensated employees of the Company within the meaning of Sections 201(2) and (7), 301(a)(3), (9) and 401(a)(1) of ERISA, as provided under the respective provisions of Part A and Part B of the Plan, and the Company intends that any Participant or Beneficiary shall have the status of an unsecured creditor as to the Plan or any trust, fund or other arrangement established under or with respect to the Plan, and the Plan shall be construed, interpreted and administered in accordance with such intended purpose.

                                  ARTICLE III
                                    COMMITTEE

3.1   APPOINTMENT OF COMMITTEE.

      The general administration of the Plan, including all provisions of Part A and Part B of the Plan, and any Plan Agreements executed hereunder, as well as construction and interpretation thereof, shall be vested in the Committee, the number and members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. Any such member of the Committee may resign by notice in writing filed with the Board of Directors. Vacancies shall be filled promptly by the Board of Directors.

3.2 COMMITTEE OFFICIALS. The Board of Directors may designate one of the members of the Committee as Chairman and may appoint a secretary who need not be a member of the Committee. The secretary shall keep minutes of the Committee's proceedings and all data, records, and documents relating to the Committee's administration of the Plan and any Plan Agreements executed hereunder. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more of its members or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

3.3 COMMITTEE ACTION. All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members at the time in office if they act without a meeting.

3.4 COMMITTEE RULES AND POWERS. Subject to the provisions of the Plan, the Committee may from time to time establish rules, forms, and procedures for the administration of the Plan, including Plan Agreements. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and any Plan Agreements, and to decide any and all matters arising thereunder or in connection with the administration of the Plan and any Plan Agreements, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The Committee shall have the exclusive right to determine if a Participant has become Totally and Permanently Disabled with respect to a Participant (consistent with the Plan's definition of the term), such determinations to be made on the basis of such medical and/or other evidence that the Committee, in its sole and absolute discretion, may require. Such decisions, actions, and records of the Committee shall be conclusive and binding upon the Company, the Participants, and all persons having or claiming to have rights or interests in or under the Plan.

3.5 RELIANCE ON CERTIFICATES, ETC. The members of the Committee and the Officers and Directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Company.

3.6 LIABILITY OF COMMITTEE. No member of the Committee shall be liable for any act or omission of any other member of the Committee, or for any act or omission on his part, excepting only his own willful misconduct. The Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of membership on the Committee, excepting only expenses and liabilities arising out of a Committee member's own willful misconduct. Expenses against which a member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought, or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

3.7 DETERMINATION OF BENEFITS. In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify, under the Plan and any Plan Agreement, the amount and kind of benefits from time to time payable to Participants and their Beneficiaries, and to authorize all disbursements for such purposes.

3.8 INFORMATION TO COMMITTEE. To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their retirement, death, or other cause for termination of employment, and such other pertinent facts as the Committee may require.

                                   ARTICLE IV
                         ADOPTION OF PLAN BY SUBSIDIARY,
                       AFFILIATED OR ASSOCIATED COMPANIES

      Any corporation which is a subsidiary of the Company may, with the approval of the Board of Directors, adopt the Plan and thereby come within the definition of Company in Article I of Part C of the Plan.

                                   ARTICLE V
                               SOURCE OF BENEFITS

5.1 BENEFITS PAYABLE. Excess Retirement Benefits and Supplemental Retirement Benefits payable hereunder shall be paid exclusively from the general assets of the Company or the Rabbi Trust to be established pursuant to
      Section 5.4 of this Article V; provided, that no person entitled to payment hereunder shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Company which may be looked to for such payment. The Company's liability for the payment of benefits hereunder shall be evidenced only by the Plan and each Plan Agreement entered into between the Company and a Participant.

5.2 INVESTMENTS TO FACILITATE PAYMENT OF BENEFITS Although the Company is not obligated to invest in any specific asset or fund, or purchase any insurance contract, in order to provide the means for the payment of any Supplemental Retirement Benefits under the Plan, the Company may elect to do so, and, in such event, no Participant shall have any interest whatever in such asset, fund, or insurance contract. In the event the Company elects to purchase or causes to be purchased insurance contracts on the life of a Participant as a means for making, offsetting, or contributing to any payment, in full or in part, which may become due and payable by the Company under the Plan or a Participant's Plan Agreement, such Participant agrees to cooperate in the securing of life insurance on his/her life by furnishing such information as the Company and the insurance carrier may require, including the results and reports of previous Company and other insurance carrier physical examinations as may be requested, and taking any other action which may be requested by the Company and the insurance carrier to obtain such insurance coverage. If a Participant does not cooperate in the securing of such life insurance, the Company shall have no further obligation to such Participant under the Plan.

5.3 OWNERSHIP OF INSURANCE CONTRACTS. The Company shall be the sole owner of any insurance contracts acquired on the life of a Participant with all incidents of ownership therein, including, but not limited to, the right to cash and loan values, dividends, if any, death benefits, and the right to termination thereof, and a Participant shall have no interest whatsoever in such contracts, if any, and shall exercise none of the incidents of ownership thereof. Provided, however, the Company may assign any such insurance contracts to the trustee of the Rabbi Trust.

5.4 TRUST FOR PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFITS. The Company shall create or utilize a Rabbi Trust for the purpose of facilitating any retirement benefits payable hereunder. Such trust will be funded to provide the applicable vested Excess Retirement Benefits and Supplemental Retirement Benefits payable under the Plan upon the occurrence of any of the following events:

      a) At the Retirement of, and commencement of payment of an Excess Retirement Benefit or a Supplemental Retirement Benefit to a Plan Participant;

      b) Upon a decision by the Committee, or by the Board of Directors; or

      c) Upon a Change in Control.

      Such funding may be in the form of single premium annuities, or an amount sufficient for the trustee to purchase single premium annuities, or life insurance policies or contracts insuring the lives of Participants, as the case may be, from qualified and financially sound insurance companies, and such other forms or types of investments the Company may select from time to time to provide the applicable vested Excess Retirement Benefits and Supplemental Retirement Benefits payable under the Plan and Plan Agreements. Such funding and the purchase of insurance, if any, will not relieve the Company of its obligations to pay or cause to be paid the benefits hereunder.

      The Rabbi Trust may be maintained and administered to also provide for the funding of payment of amounts payable to participants in other deferred compensation and benefit plans of the Company. The funding, investments and administration of the Rabbi Trust in connection with such other separate plan or plans shall be separately administered and accounted for as determined to be necessary and appropriate by the Company and trustee pursuant to the terms of the Rabbi Trust. It shall be permissible for the trustee to invest funds of the Rabbi Trust in one or more forms of investment that is common to plans being funded thereunder.

      The Rabbi Trust shall be a grantor trust of which the Company is the grantor within the meaning of the Code. The principal of the Rabbi Trust and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of Part A Participants and/or Part B Participants in the Plan and general creditors of the Company as specified hereinbelow and in the trust instrument. Part A Participants and Part B Participants in the Plan and their Beneficiaries shall have no preferred claim on, or any beneficial ownership in any assets of the Rabbi Trust; and any rights created under the Plan or any Plan Agreements, and the Rabbi Trust are to be made unsecured contractual rights of Part A Participants and Part B Participants (and their Beneficiaries, if applicable) against the Company; and assets held by the Rabbi Trust will be subject to the claims of the Company's general creditors under federal and state law in the event of insolvency of the Company.

                                   ARTICLE VI
                            TERMINATION OF EMPLOYMENT

      Neither the Plan nor any Plan Agreement with a Participant hereunder, either singly or collectively, in any way obligate the Company, or any subsidiary of the Company, to continue the employment of a Part A Participant or a Part B Participant with the Company, or any subsidiary of the Company, nor does either limit the right of the Company or any subsidiary of the Company at any time and for any reason to terminate such Part A Participant's or Part B Participant's employment. Termination of a Part A Participant's or Part B Participant's employment with the Company, or any subsidiary of the Company, for any reason, whether by action of the Company, subsidiary, or such a Part A Participant or Part B Participant, shall immediately terminate such Participant's participation in the Plan and any such Participant's Plan Agreement, and all further obligations of either party thereunder, except as may be provided in Article VIII of this Part C, and the Participant's Plan Agreement. In no event shall the Plan or a Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Company, or any subsidiary, and a Part A Participant or Part B Participant.

                                  ARTICLE VII
                          TERMINATION OF PARTICIPATION

      A Part A Participant and a Part B Participant reserves the right to terminate participation in the Plan and any such Participant's Plan Agreement at any time by giving the Company written notice of such termination not less than 30 days (i) prior to the anniversary date of any contract or contracts of insurance on the life of such Part A Participant or Part B Participant which may be in force and utilized by the Company in connection with the Plan, or (ii) prior to the date a Part A Participant or Part B Participant selects for termination if no insurance contract is in effect.

                                  ARTICLE VIII
                      TERMINATION, AMENDMENT, MODIFICATION,
                            OR SUPPLEMENT OF THE PLAN

8.1 AMENDMENT OR TERMINATION. Subject to Section 8.2, below, the Company reserves the right to amend, modify, supplement, or terminate the Plan, wholly or partially, from time to time, and at any time. The Company likewise reserves the right to amend, modify, or supplement any Plan Agreement, wholly or partially, from time to time. Such right to amend, modify, supplement, or terminate the Plan or any Plan Agreement, as the case may be, shall be exercised for the Company by the Board of Directors; provided, that the Committee shall also be authorized to amend or modify the terms and provisions of the Plan, or a Plan Agreement, except that any amendment or modification of the Plan or Plan Agreement that changes the form or amount of any payment or benefit provided for under the Plan shall be made only by action of the Board of Directors; provided further, in the event of a Change in Control of the Company, for a period of two (2) years after the date of such Change of Control the surviving corporation may terminate or amend the Plan only by substitution by such corporation of another plan or program, or by amendments to the Plan, which provide benefits no less favorable to the Part A Participants or Part B Participants of this Plan; and upon the expiration of such two (2) year period such surviving corporation may thereafter terminate or amend the Plan or any such substituted plan subject in any case to Section 8.2, below.

8.2 RIGHTS AND OBLIGATIONS UPON AMENDMENT, TERMINATION. The following terms and conditions shall govern the rights and obligations of a Part A Participant or Part B Participant and the Company (including any surviving corporation in event of a Change of Control), respectively, with respect to the amendment or termination of the Plan.

            A. Notwithstanding anything to the contrary expressed or provided in the Plan or any Plan Agreement of a Part A Participant or Part B Participant, no amendment, modification or termination of the Plan, shall decrease a Part A Participant's or Part B Participant's accrued Excess Retirement Benefit or Supplemental Retirement Benefit, as applicable. For purposes of this Paragraph A., a Plan amendment which has the effect of decreasing a Part A Participant's or Part B Participant's accrued Excess Retirement Benefit or Supplemental Retirement Benefit, as the case may be, or eliminating any optional form of payment of a Participant's accrued Excess Retirement Benefit or Supplemental Retirement Benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued Excess Retirement Benefit or Supplemental Retirement Benefit. If a vesting schedule under the Plan or any Plan Agreement is amended, a Part A Participant's and Part B Participant's non-forfeitable percentage, determined as of the later of the date such amendment is adopted or the date it becomes effective, will not be less than the percentage computed under Part A and Part B of the Plan, as applicable, without regard to such amendment.

            B. Except as provided in paragraph A of this Section 8.2, upon the termination of the Plan by the Board of Directors, or a termination of the Plan Agreement of a Participant, in accordance with the provisions for such termination, neither the Plan nor the Plan Agreement shall be of any further force or effect, and no party shall have any further obligation under either the Plan or any Plan Agreement so terminated, except as provided in the Plan or Plan Agreement with respect to accrued benefits at the time of such termination or as elsewhere provided in the Plan.

            C. For purposes of paragraphs A and B of this Section 8.2, the term "Plan" shall also mean and include any substituted plan that may be established in event of a Change of Control as described in Section 8.1, above, and the terms "Excess Retirement Benefit" and "Supplemental Retirement Benefit" shall also mean and include any benefit provided for under such a substituted plan.

                                   ARTICLE IX
                              TREATMENT OF BENEFITS

      The Excess Retirement Benefit provided for a Part A Participant and the Supplemental Retirement Benefit provided for a Part B Participant under the Plan and/or under any Plan Agreement are in addition to any other benefits available to such Participant under any other Plan, plan or agreement of the Company for its Employees and the Participants, and, except as may be otherwise expressly provided for, the Plan and Plan Agreements entered into hereunder shall supplement and shall not supersede, modify, or amend any other Plan, plan or agreement of the Company. The Excess Retirement Benefits and Supplemental Retirement Benefits under the Plan and/or Plan Agreements entered into hereunder shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company, or any of its subsidiaries, which is qualified under Section 401(a) of the Code.

                                   ARTICLE X
                     RESTRICTIONS ON ALIENATION OF BENEFITS

      No Excess Retirement Benefit or Supplemental Retirement Benefit under the Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge the same shall be void. No Excess Retirement Benefit Supplemental Retirement Benefit under the Plan or under any Plan Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such thereto. If any Part A Participant or Part B Participant under the Plan or a Plan Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge any right to a benefit under the Plan or under any Plan Agreement, then such right or benefit shall, in the discretion of the Committee, cease, and in such event, the Committee may, but shall have no duty to hold or apply the same or any part thereof for the benefit of such Part A Participant or Part B Participant, or his/her Beneficiary, in such portion as the Committee, in its sole and absolute discretion, may deem proper.

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1  Deferral of Compensation Requirements.

       The following requirements stated in this Section 11.1 shall apply to the Plan, to all Elections or Subsequent Elections made by Participants under the Plan, and to all distributions and payments made pursuant to the Plan.

            A. Any Compensation deferred under the Plan shall not be distributed earlier than

                  (a) Separation from Service of the Participant,

                  (b) the date the Participant becomes Disabled,

                  (c) death of the Participant,

                  (d) a Specified Time (or pursuant to a Fixed Schedule)
            specified under the Plan at the date of deferral of such Compensation,

                  (e) a Change in Ownership or Control, or

                  (f) the occurrence of an Unforeseeable Emergency.

            B. Notwithstanding the foregoing, in the case of a Participant who is a Key Employee, no distribution shall be made before the date which is six (6) months after the date of the Participant's Separation from Service, or, if earlier, the date of death of such Participant.

            C. No acceleration of the time or schedule of any distribution or payment under the Plan shall be permitted or allowed, except to the extent provided in Treasury Regulations issued under Code Section 409A.

      If the Plan, or the Committee acting pursuant to the Plan, permits under any Subsequent Election by a Participant a delay in a payment or a change in the form of payment of Compensation deferred under the Plan, such Subsequent Election shall not take effect until at least twelve (12) months after the date on which it is made. In the case of a Subsequent Election related to a payment to be made upon Separation from Service of a Participant, at a Specified Time or pursuant to a Fixed Schedule, or upon a Change in Ownership or Control, the first payment with respect to which such Subsequent Election is made shall be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made; and any such Subsequent Election related to a payment at a Specified Time or pursuant to a Fixed Schedule may not be made less than twelve (12) months prior to the date of the first scheduled payment to which it relates.

11.2 EXECUTION OF RECEIPTS AND RELEASES. Any payment to a Participant, a Participant's legal representative, or Beneficiary in accordance with the provisions of the Plan or any Plan Agreement executed hereunder shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Company. The Company may require such Participant, legal representative, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it may determine.

11.3 NO GUARANTEE OF INTERESTS. Neither the Committee nor any of its members guarantees the payment of any amounts which may be or becomes due to any person or entity under the Plan or any Plan Agreement executed hereunder. The liability of the Company to make any payment under the Plan or any Plan Agreement executed hereunder is limited to the then available assets of the Company and the Rabbi Trust established under Section 5.4 of this Part C.

11.4 COMPANY RECORDS. Records of the Company as to a Participant's employment, termination of employment and the reason therefor, reemployment, authorized leaves of absence, and compensation shall be conclusive on all persons and entities, unless determined to be incorrect.

11.5 EVIDENCE. Evidence required of anyone under the Plan and any Plan Agreement executed hereunder may be by certificate, affidavit, document, or other information which the person or entity acting on it considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

11.6 NOTICE. Any notice which shall be or may be given under the Plan or a Plan Agreement executed hereunder shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at:

                      100 West Fifth Street
                      Tulsa, Oklahoma 74103

      and marked to the attention of the Secretary, Supplemental Executive Retirement Plan Administrative Committee; or, if notice to a Participant, addressed to the address shown on such Participant's most recent employment file with the Company.

11.7 CHANGE OF ADDRESS. Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

11.8 EFFECT OF PROVISIONS. The provisions of the Plan and of any Plan Agreement executed hereunder shall be binding upon the Company and its successors and assigns, and upon a Participant, the Participant's Beneficiary, assigns, heirs, executors, and administrators.

11.9 HEADINGS. The titles and headings of Articles and Sections are included for convenience of reference only and are not to be considered in the construction of the provisions hereof or any Plan Agreement executed hereunder.

11.10 GOVERNING LAW. All questions arising with respect to the Plan and any Plan Agreement executed hereunder shall be determined by reference to the laws of the State of Oklahoma in effect at the time of their adopting and execution, respectively.

11.11 EFFECTIVE DATE. Except to the extent explicitly stated otherwise herein, the terms and provisions of this amended and restated Plan shall be effective January 1, 2005.

                                     - 27 -